UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 1, 2010

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

This presentation will be conducted at the Edison Electric Institute Financial Conference in Palm Desert, CA before an audience of electric industry analysts and industry professionals on November 1, 2010.

Edison Electric Institute Financial Conference
Palm Desert, CA  November 1, 2010
Presented by Robert Young and Pamela Keefe

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated business, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs.  We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Sr. Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

CVPS Profile

• Vermont’s largest integrated electric utility
• CVPS serves approximately 159,000 customers in a territory covering half of the area of Vermont
• Rural service territory of 18 customers per mile of line

Credit Ratings	Moody’s
Corporate Credit Rating	Baa3/Stable
First Mortgage Bonds	Baa1
Preferred Stock	Ba2

COMMON STOCK PROFILE (NYSE: CV) Quarter Ended September 30, 2010
Market Capitalization	$255.4M
Book Value	$20.06
Market-to-Book	1.01
52-week Range	$18.66-$22.83
Debt% - Equity %	38% - 62%
Average Daily Volume	55,406
Shares Outstanding	12,659,971
Annualized Dividend Yield	4.56%

Today’s Discussion Topics
Attributes and recent accomplishments
Strategic Focus Areas
Growth Strategy update
Regulatory Strategy update
Future energy planning considerations
Customer satisfaction
Financial Update
•	Financial position and performance
•	Infrastructure investments & Velco
•	2010 earnings guidance and drivers
Long-term strategy

Attributes & Recent Accomplishments

Attributes:
Rates competitive among major utilities in New England
Ranked third in East Region Midsize segment for overall satisfaction in 2010 J.D. Power survey; first in customer service, second in corporate citizenship.
Customer transactional satisfaction rated over 90%
Met or exceeded Vermont’s 17 service quality and reliability standards for fifth straight year
Among lowest carbon-emitting power mixes in the U.S.

Accomplishments:
Achieved investment grade rating from Moody’s (Baa3)
Awarded $31M by DOE for CVPS SmartPowerTM program
CVPS Cow PowerTM:  DOE 2009 Utility Green Power Program of the Year
2007 and 2008 EEI Emergency Recovery Awards
Negotiated long-term PPA with Hydro-Quebec

Strategic Focus

Keep customer rates competitive while maintaining superior reliability
Meet or exceed service quality standards
Achieve positive regulatory outcomes
Modify and extend Alternative Regulation Plan
Maintain positive, productive relationship with regulators
Secure stable, long-term, clean, competitively priced energy supplies
Achieve regulatory approval of long-term PPAs including cost recovery
Be prepared in 2012 for the outcome of Entergy-VY relicensing
Additional RFPs and negotiate new contract with ENVY
Meet Vermont’s renewable requirements
Maximize value of business by earning allowed ROE
Increase rate base on which shareholders earn a return
Update Asset Management Plan
Service territory acquisitions
Complete capital projects per asset Management Plan, including CVPS SmartPowerTM
Continue investments in Velco
Maintain or improve investment grade corporate credit rating
Currently Baa3 from Moody’s

Growth Strategy Update
May, 2010:  CV announced that it will purchase certain assets and the service territory of the Vermont Marble Power Division of Omya, Inc. for $33.2M
Transmission and distribution assets ~ 60 miles of line
Four hydro facilities – 18.1 MW combined capacity
Will invest $12M over 3 years for repairs and upgrades
Adds ~900 customers in territory contiguous to CV
Will add single largest retaill customer (>8% of pro forma retail revenues)
Customer processes quarried materials at its site; stable, long-term
Customary FERC and VT PSB approvals needed
Closing anticipated to occur in Q1 2011

VELCO Investment Background
Vermont’s transmission operator
Approx $450M of construction planned or underway
FERC-regulated
Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives
CVPS owns 39%; equity investments generally based on VTA load share of 43%
Independent management and board of directors

VELCO INVESTMENTS 2004 – 2013
2004	$7.0
2005	$0.0
2006	$23.0
2007	$53.0
2008	$3.0
2009	$21.0
2010	$22.0
2011	$31.0
2012	$47.0
2013	$61.0

Regulatory Strategy Update
Working with consumer advocate and other VT stakeholders to plan for smart grid technologies (part of VT’s ‘e-State’ initiative)

•	October 2009: DOE awarded $69M to VT utilities ($31M for CV’s part of the project)
•	March 30, 2010: Signed an MOU with DPS
•	Obtained PSB approval of MOU
•	Meter purchases and installation to begin 2011

SmartPower Project Update

Project	Milestone	Milestone Date
Regulatory Review	SmartPower Plan PSB Filing Complete	2Q 2010
	SmartPower Plan Approved by Vermont Public Service Board	3Q 2010
Backhaul Telecomm Network	Vermont Backbone Network Collaboration Begin	3Q 2008
	Network Install Begin	4Q 2010
	Network Install Complete	1Q 2013
Meter Data Management (MDM)	MDMS Procurement Begin	1Q 2009
	MDMS Contract Signed	1Q 2010
	Phase 1 Complete	1Q 2011
	Phase 2 Complete	2Q 2011
IT Integration	Stage 1 Complete	4Q 2011
	Stage 2 Complete	4Q 2013
AMI Acquisition	AMI Procurement Begin	1Q 2010
	AMI Contract Signed	1Q 2011
Meter Install	First Meter Install	3Q 2011
	Last Meter Install	1Q 2013

Rate increase request will be filed Nov. 1
•	Major drivers are transmission and power costs
Rate increases pending or recently approved for other VT utilities
•	GMP: 3.11%
•	VT Electric Coop: 9.24% (7/2009)
•	VT Marble Power Div.: 25.07%
•	Burlington Electric: 11.38% (retroactive to 6/2009)
•	Stowe Electric: 6% (9/2010)
•	Readsboro: 30.76% (6/2010)
•	Washington Electric Co-Op: ~20% coming
July, 2010:  CV petitioned to amend and extend its Alt Reg Plan past 2011
•	Current plan expires at end of 2011; filed proposal to extend through 2013
•	Alters non-power cost cap mechanism to incorporate cost benchmarking
•	Requested ROE re-set to 10.22% for 2011
•	Requested 2011 implementation; could take until 2012
Supplemental testimony filed by CV 10/08/10
Hearings scheduled for January 2011
Settlement is possible prior to year end 2010
New ROE, if granted, could take effect any time in 2011

Evolving VT Regulatory Issues
Political issues
•	Current Governor (Douglas-R) did not seek a fifth term
•	Election November 2, 2010
•	New governor will choose a new Public Service Commissioner
•	New governor may choose a new Chair of the Public Service Board
Vermont customers will see rates increase over time
•	Transmission component of rates is increasing rapidly due to New England’s high voltage network reliability projects
•	New long-term power contracts will reflect costs evident in the market
o	May be higher cost than existing 180 MW VY contract (currently at $0.43 per kWh)
•	Feed-in Tariff and other ‘green’ mandates and preferences will add costs
o	2009 VT law establishes standard contract rates for up to 50 MW of new renewable energy projects with a capacity of < 2.2 MW
o	Standard rates range from $0.125 to $0.30 per kWh depending on energy source
•	Growing CV’s rate base due to infrastructure build out

CVPS Power Supply Among Cleanest

CVPS Sources of Energy (2009)
Nuclear	54.5%
Hydro	38.4%
Oil	0.1%
Wood	3.6%
CVPS Cow Power	0.1%
Other	3.3%

U.S. Utility Sources of Energy (2009)*
Coal	44.7%
Gas	23.6%
Nuclear	20.2%
Hydro	6.8%
Renewables	3.6%
Oil	1.0%

*Data Sources are EIA Tables 1.1 and 1.1A net Generation by Energy Source:  Total (All Sectors), Selected years, 1995-2009.  2009 Rounded to tenths of a Percent, Coal is Rounded Down.

Future Energy Planning Considerations
Regulatory and public input formally incorporated in new power supply evaluation methods during the Integrated Resource Planning process

Evaluation scoring of new power sources
Initial screen:  consistency with CVPS’ investment grade credit status
Scoring:
Impact of new sources on the power supply portfolio’s expected cost and cost variability --	60% weight
Renewable/sustainable resource	40% weight
Environmental impacts
Energy, technology and source diversity
Reliability characteristics

New Power Portfolio Options
Resource Solicitation
•	CVPS’s 175 MW power purchase from the Vermont Yankee Nuclear Plant comes to term in March 2012 – however our ongoing need will be <90 MW
o	CVPS’s strategy has been to further diversify its supplies through competitive procurement and legacy supplier negotiations
•	Competitive Procurement
o	“Joint RFP” (with GMP and Vermont Electric Co-op) for 100 MW
▪	41 Proposals evaluated in the Spring of ‘09
▪	4 contracts executed; development risk with 2 sources
▪	All indicators point to ample future power supply available in NE and Quebec
o	“Contingent RFP” (with GMP) for 150 MW
▪	Contingent on the relicensing status of Vermont Yankee
▪	3 Finalists selected
▪	Resolution expected in 2011 when Vermont Yankee’s relicensing is resolved
o	CV will issue additional RFPs as needed

Long-Term Contract Negotiations
Hydro-Quebec
•	For 25 years VT has purchased sysem power from HQ under long-term contract
o	CVPS is an owner of key transmission interconnections (QE/NE)
o	This transfer capacity is equivalent to about ½ of our expected power needs
•	CV’s existing 142 MW PPA continues until November 2015
•	New firm, on-peak energy contract signed with HQ
o	26 year term replacing 96 MW
o	Price initially indexed to market and expected around 6¢/kWh in 2012
o	Price formula forms hedge with respect to future inflation and market prices
o	Includes Environmental Attributes
o	All Vermont utilities are participating
o	PSB decision Q2 2011
•	VT utilities may purchase additional power from HQ
o	HQ is building 4,000 MW of new capacity for export growth and purchasing new transmission into NE
o	Energy exports are a significant part of the Province of Quebec’s economic development strategy

Vermont Yankee (Entergy)
•	CVPS’s existing purchased power contract with VY ends in March 2012
o	We continue negotiations, but CVPS has no power contract with VY after that date
•	Vermont Yankee’s future is very uncertain
o	VY must obtain permission from Vermont for relicensed operations through 2032
o	Tritium and trust issues surfaced Jan. 2010. Leak has been fixed but effects linger.
•	The pre-existing 10 year “revenue sharing agreement,” under which Entergy would split revenue above $61/mWh (avg annual) with the plant’s former owners, will provide no payment if VY is not relicensed
o	If the plant is relicensed, the RSA has potential value as insurance against high future power market prices
•	CV remains open to a potential future purchase from VY – however:
o	We have already diversified and our remaining supply gap is small – less than 90 MW
o	Alternative supply is plentiful – more than 10,000 MW of excess supply in region
o	VY’s safety and reliability issues must be resolved to Vermont’s satisfaction

Financial Update

Financial Overview
•	2010 earnings guidance changed to $1.50 - $1.60 per share from $1.55 - $1.70 per share
•	1H 2010 earnings: $0.46 per share
•	1H 2010 headwinds:
o	Loads lower than expected (esp. Commercial) due to economic conditions
o	Heavy storm activity (major storms Feb and May ’10)
o	$700K charge in Q1 for PPACA (healthcare legis.)
o	Rabbi Trust performance
•	2010 tailwinds:
o	Alt Reg true ups – starting in Q3 ’10, will book exogenous events quarterly. YTD through Q3 ’10 entry is $3.55M. ESAM will still occur at year end.

VT Economic Environment

•	Northern New England’s economy, while sluggish, has fared better than the Nation as a whole since the recession began
o	Real estate, manufacturing and finance represent smaller shares of prior growth
•	Unemployment
o	As of August, VT 6.0% vs U.S. 9.6%
•	Nonetheless we expect flat load growth due to economic conditions, new appliance and lighting standards and VT’s ongoing energy efficiency programs
o	Electric Load growth
▪	’99-’09 0.23% total, 0.02% avg compound rate
▪	’10-’15 1.27% total, 0.25% avg compound rate
o	Customer growth
▪	’99-’09 12.6% total, 1.19% avg compound rate
▪	’10-’15 6.1% total, 1.19% avg compound rate

Q2 2010 Financial Results                                                                           Q3 results will be announced on 11/8

All numbers in 000s except per share	Q2 2010	Q2 2009	YTD 2010	YTD 2009
Operating Revenues
Retail sales	$67,585	$63,382	$143,647	$137,465
Resale sales	$6,984	17,131	$18,323	$31,064
Other	$5,368	$2,114	$8,974	$4,825
Total operating revenue	$79,937	$82,627	$170,944	$173,354
Operating Expenses
Purchased power	$37,211	$38,605	$78,929	$80,215
Other operating expenses	$42,414	$38,499	$86,610	$78,117
Income tax expense (benefit)	$(791)	$760	$1,047	$3,636
Total operating expense	$78,834	77,864	166,586	161,968
Equity in Earnings of Affiliates	$5,115	$4,431	$10,510	$8,876
Net Income	$1,445	5,497	5,647	12,369
Earnings per share of common stock – diluted	$0.11	0.46	0.46	1.04

Liquidity & Financing

Cash Flows	Q2 2010	Q2 2009
Cash and cash equivalents at beginning of period	$2,069	$6,722
Cash provided by operating activities	$27,251	$20,542
Cash used for investing activities	(12,333)	(13,223)
Cash used for financing activities	(14,343)	(5,083)
Cash and cash equivalents at end of period	$2,644	$8,958

•	Prospectus Supplement filed Jan. 2010 for ‘continuous equity offering’
o	Expect to issue ~ $30M in 2010; $26M raised to date
•	Approved to issue $30M FMB through “Recovery Zone Financing” (part of ARRA) – Q4 2010
•	Filed for PSB approval of additional FMB issue (shelf facility) for 2010 and 2011 – low rates
•	Renewing 2 revolvers (3 year terms) (Q4 2010)
•	Will invest ~$22M in Velco in Dec. 2010…delaying $19M into 2011

Rate Base Growth
CVPS RATE BASE – ACTUAL AND PROJECTED
Dollars in Millions

Dollars in millions	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Projected Rate Base	$236	$236	$302	$344	$385	$436	$478	$545	$620	$679	$696
Projected CAGR of 9.8% from 2010-2015 net of Stimulus funding

Capital Spending Trends – 2011 includes VT Marble acquisition $33.2M

HISTORIC & PROJECTED CAPITAL SPENDING
2005	$17.5
2006	$18.0
2007	$23.0
2008	$36.8
2009	$29.6
2010	$41.1
2011	$93.0
2012	$57.7
2013	$44.9
2014	$35.2
2015	$40.7

Historical spending has not been inflated to current dollars. Projected spending includes inflationary assumptions.  SmartPower spending is net of $28M stimulus funding applied to capital.

Projected Sources and Uses of Cash
2010-2015      Assumes ROE of 9.18% for 2011
OCF	$304
Stimulus grant	$28
New debt	$125
New equity	$62
Debt retirement	-$31
Dividend	-$73
VT Marble acquis	-$33
Internal Capex*	-$243
Velco Inv	-$139
*Capex includes $28M stimulus

Dividend
•	$0.92 annual dividend
•	4.56% annualized dividend yield (as of Sept 30, 2010)
•	Long-term strategy is for dividend yield to remain in line with peer utilities
•	Over short term, significant amount of available capital is being deployed in infrastructure improvements
•	Once we are beyond capex ‘bubble’ increases would be evaluated

Future Earnings Drivers Under Alt Reg Plan

Annual ROE adjustment mechanism
2010 allowed ROE will be 9.59%
Future years adjust at ½ the change in the average yield on 10 Yr Treasuries measured over last 20 trading days prior to Oct. 15
Quarterly Power Cost Adjustment Mechanism (“PCAM”)
100% of fixed and 90% of variable power & transmission costs (the latter beyond a $315k deadband)
Any variances not recovered via the PCAM become part of the ESAM
Annual Earnings Sharing Adjustment (“ESAM”)
Regulated earnings will fall between -100 bp and +75 bp of allowed ROE
Rate Base Growth
Growth in rate base, upon which we earn a return, is projected at 9.8% CAGR from 2010-2015 (including VT Marble acquis 2011)

Future Growth Opportunities
Possible:
•	Additional transmission reliability projects through Velco
•	Economic development projects (Velco)
•	Service territory acquisitions
•	Smart Grid opportunities
•	Base load power plant
o	CV only or with other VT utilities

Long-Term Goals
•	Provide superior customer service and reliability
•	Sustained financial strength to maintain our credit rating at investment grade and to fuel capital investments in our core business and VELCO
•	Partner with the State and other utilities to create an affordable, reliable and environmentally responsible electric future for Vermont

These goals create shareholder value over the long term

APPENDIX
EEI Financial Conference
Palm Desert, CA. November 1, 2010

In 2010 CVPS Scored above the East Region Average for the Sixth Straight Year
2010 JD Power East Region Overall Customer Satisfaction Index (CSI) Scores

Southern Maryland Electric Cooperative	662
Central Maine Power	646
Rochester Gas & Electric	635
PPL Electric Utilities	630
Central Vermont Public Service	624
Public Service Electric and Gas	620
PECO Energy	619
Allegheny Power	617
Penelec	612
Met-Ed	612
Penn Power	611
NSTAR	609
Atlantic City Electric	608
Jersey Central Power & Light	607
EAST REGION AVERAGE	605
Public Service of New Hampshire	604
Western Massachusetts Electric	603
New York State Electric & Gas	602
Duquesne Light	602
Baltimore Gas & Electric	600
Pepco	600
National Grid	599
Delmarva Power	597
Con Edison Company of New York	595
Orange & Rockland	591
United Illuminating	584
Appalachian Power	584
Long Island Power Authority	581
Central Hudson Gas & Electric	579

Source:  JD Power and Associates 2010 Electric Utility Residential Customer Satisfaction Study.  JD Power and Associates Proprietary and Confidential-For Internal Use Only

Superior customer service – quarterly customer transaction satisfaction survey
Customer Transaction Satisfaction – 9 Qtrs
July 08	92%
Oct 08	93%
Jan 09	89%
Apr 09	93%
July 09	90%
Oct 09	92%
Jan 10	92%
Apr 10	93%
July 10 Minimum Standard:	91% 80%

Key Data Elements
Market Cap at 9/30/10:  $255.4M
2008 Earned ROE:  8.3%
2009 Earned ROE:  9.03%
2010 Allowed ROE:  9.59%
2010 Effective Tax Rate:  43.5% (7% due to PPACA)
2010 Capex (ex. Transco, VT Marble; net of Stimulus):  $39.5M
2010 Transco investment:  ~ $22M
~5bp of ROE = $0.01eps
Corp. Credit Rating (Moody’s):  Baa3/stable
2009 Peak load:  418 MW (Dec.29)
2009 Avg 12 month system capability:  463.1 MW

Vermont Regulators and Leadership
Key Regulators
Vermont Public Service Board
Adjudicating body that issues rulings in utility matters
Three-member board, appointed by Governor
Six-year, staggered terms
Vermont Dept. of Public Service
Public Advocate
Commissioner appointed by Governor
Governor James Douglas (R)
First elected in 2002, re-elected in 2008 to serve fourth, 2-year term
Challenged by $150M budget shortfall in FY’11 and by a General Assembly controlled by Democrats
Did not seek re-election in 2010

Key Data Elements
2009 Average Number of Customers:
136,242 Residential
22,577 Commercial
36 Industrial
2009 Revenues
41% Residential
30% Commercial
10% Industrial
16% Resale Sales
3% Other Operating Revenue

Owned Generation
2009 data

	Net Effective Capability / Entitlement (MW)	Generated and Purchased mWh
Wholly-Owned Plants
Hydro	39.9	216,777
Diesel and Gas Turbine	21.1	196
Jointly-Owned Plants (1)
Millstone #3 (nuclear)	21.4	180,266
Wyman #4 (oil)	10.8	3,508
McNeil (various)	10.7	44,482

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Senior Vice President, Chief Financial Officer, and Treasurer
November 1, 2010